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                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-99960, 33-86019, 33-45147, 33-45146 and
333-16489) of Allied Healthcare Products, Inc. of our report dated September 26, 2003, relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

St. Louis, Missouri
September 26, 2003